Supplement dated November 1, 2018
to the Prospectus and Summary Prospectus, each as supplemented (as applicable), of the following fund (the Fund):
Fund	Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2018
Effective immediately, one of the Fund's subadvisers, Analytic Investors, LLC ("Analytic"), has transferred substantially all of its assets and liabilities to its affiliate, Wells Capital Management Incorporated ("WellsCap"), a subsidiary of Wells Fargo and Company. At a meeting of the Fund's Board of Trustees (the “Board”) on October 24, 2018, the Board approved a new subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management Investment Advisers, LLC, the Investment Manager, and WellsCap. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreement will be available in the Fund’s semiannual report to shareholders for the fiscal period ended October 31, 2018.
Effective immediately, all references to Analytic Investors, LLC, as subadviser to the Fund, are hereby changed to Wells Capital Management Incorporated.  Additionally, the change described below is hereby made to the prospectus:
The information for Analytic under the caption "Primary Service Providers - Subadvisers" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
WellsCap, which has served as Subadviser to the Fund since November 2018, is located at 525 Market Street, San Francisco, California 94105. WellsCap, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP284_04_004_(11/18)